Exhibit 99.1

 NASDAQ: FNHC  INVESTOR PRESENTATIONQ3-2016

 SAFE HARBOR statement  Safe harbor statement under the Private Securities Litigation Reform Act of 1995: Statements that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. Without limiting the generality of the foregoing, words such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “forecast,” “guidance,” “indicate,” “intend,” “may,” “might,” “outlook,” plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “will,” “will be,” “will continue,” “would,” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology are intended to identify forward-looking statements. Forward-looking statements might also include, but are not limited to, one or more of the following:Projections of revenues, income, earnings per share, dividends, capital structure or other financial items or measures;Descriptions of plans or objectives of management for future operations, insurance products or services; Forecasts of future insurable events, economic performance, liquidity, need for funding and income; andDescriptions of assumptions or estimates underlying or relating to any of the foregoing.The risks and uncertainties include, without limitation, risks and uncertainties related to estimates, assumptions and projections generally; the nature of the Company’s business; the adequacy of its reserves for loss and loss adjustment expense; claims experience; weather conditions (including the severity and frequency of storms, hurricanes, tornadoes and hail) and other catastrophic losses; reinsurance costs and the ability of reinsurers to indemnify the Company; raising additional capital and our potential failure to meet minimum capital and surplus requirements; potential assessments that support property and casualty insurance pools and associations; the effectiveness of internal financial controls; the effectiveness of our underwriting, pricing and related loss limitation methods; changes in loss trends, including as a result of insured’s assignment of benefits; court decisions and trends in litigation; our potential failure to pay claims accurately; ability to obtain regulatory approval of applications for requested rate increases, or to underwrite in additional jurisdictions, and the timing thereof; the impact that the results of the Monarch joint venture may have on our results of operations; inflation and other changes in economic conditions (including changes in interest rates and financial markets); pricing competition and other initiatives by competitors; legislative and regulatory developments; the outcome of litigation pending against the Company, and any settlement thereof; dependence on investment income and the composition of the Company’s investment portfolio; insurance agents; ratings by industry services; the reliability and security of our information technology systems; reliance on key personnel; acts of war and terrorist activities; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including claims and litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a contingency. Reported results may therefore appear to be volatile in certain accounting periods. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not undertake any obligation to update publicly or revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  2

 FNHC Snapshot and quick facts  Federated National Holding Company (as of 9/30/2016)  3  NASDAQ: FNHCHeadquarters: Sunrise, FL (Ft. Lauderdale)Core Market: FL Homeowners’ P&C insurance IPO Year: 1998Financial Stability Rating: Cash and Investments: $532 MMTotal Shareholders’ Equity: $263 MM Including non-controlling interest $245 MM Excluding non-controlling interestCommon Shares Outstanding: 13.8 MMBook Value Per Common Share: $17.72 Excluding non-controlling interest

 Our distinguishing characteristics and track record  4  Generate profitable growth by:Continued market share growth in FloridaOngoing expansion into other Non-Florida StatesDevelop additional affinity relationshipsLook for strategic acquisitions and/or joint venturesMaintaining our commitment to delivering quality products, services, and customer satisfaction  We are a well-regarded employer that is mindful of the well-being of our employees, allowing all employees to develop their individual capabilities in an impartial, challenging, rewarding and cooperative environment and offering them the opportunity for career development. We value experienced insurance professionals who share our dedication to exceptional customer service. We seek individuals who are qualified, highly motivated and demonstrate our principles of professionalism, cooperation, communication, accountability, innovation and respect.  We strive for total customer satisfaction. Our intent is to attract and retain customers for their insurance needs by providing outstanding customer service, quality and value in all our products and services at the lowest possible cost.    LEADING TO  Our Customers  Our Strategy  Our Team

 Fnhc organizational structure  Public Shareholders  Federated National Holding Company  FedNat Underwriters, Inc. (MGA)  Century Risk Insurance Services, Inc.   Insure-Link, Inc. (Agency)  Southeast Catastrophe Consulting Company, LLC(Catastrophe Claims Adjusting)  Federated National Insurance Company (FNIC)  Monarch Delaware Holdings LLC(a Delaware limited liability company)  Monarch National Holding Company(a Florida corporation)  Monarch National Insurance Company(a Florida corporation)  Transatlantic Reinsurance Company(a New York corporation)  Crosswinds Investor Monarch L.P.  100%  33.3%  100% ownershipInterest  100% ownershipInterest  15.2% ownership interest (100% of Class B Units)  42.4% ownership interest (50% of Class A Units)  42.4% ownership interest (50% of Class A Units)  5  100%  100%  100%  100%

 fnhc and Market timeline  2009  1992 & 1993  2004 & 2005  2006 & 2007  6  Timeline continues to next page…  The early years…  2011  Hurricane Andrew  Emergence of Citizen’s predecessor, Florida’s property residual market  National carriers begin to intentionally reduce their share within the Florida property market  Creation of the Florida Hurricane Catastrophe Fund  Hurricane seasons bring four Florida hurricanes in year 2004 and four in year 2005  Windstorm mitigation credit overhaul  Citizens becomes a competitor to the private market  Citizens establishes “glide path” to actuarial sound rates  Joined BBB and earned A+ rating  “Cost Driver” bill to expedite rate filings, increase surplus requirements and reform sinkhole claims  National carriers further accelerate their desire not to compete within the Florida property market fnhc and Market timeline  2015  2016  2012  2013  2015  7  Recent developments…  Citizens reduces potential assessment  Citizens Clearinghouse established  Monarch National approved by Florida Office of Insurance Regulation  Lloyd’s of London appoints FedNat Underwriters (FNU) as Coverholders  Sun Sentinel honors FNHC as one of the 2016 Top Workplaces in South Florida  Changed name from 21st Century Holding Company to Federated National Holding Company  Federated National Insurance Company – Allstate relationship (Ivantage Select Agency Inc.)  FNIC named Fortune “Fastest Growing Companies”  FNIC appointed to Citizens Market Accountability Advisory BoardFNIC named Forbes “America’s 50 Most Trustworthy Financial Companies”  FNU entered into an Authorization and Appointment Agreement with GEICO Insurance Agency, Inc.

 Federated National’s approach to the Florida market  Utilize innovative point of sale software providing agent “ease of use”Deliver instantaneous quoting and binding capabilitiesProvide agents with access to numerous key data points essential to assessing risk factors  Reduce geographic concentration in the Tri-County / South Florida area and expand in other counties in FloridaEnhance underwriting results and reduce our risk exposure via greater diversificationExpand into other coastal states  Focus on higher value propertiesEmphasize properties which typically have more advanced wind / hurricane mitigation features and lower All Other Peril (non-catastrophe) losses, all of which mitigate expected lossesUnderwrite every risk to maintain our quality book of business  8  GeographicDiversification  UnderwritingStandards  Agent Experience

 FEDERATED NATIONAL GROWING MARKET SHARE  9  Premiums/Policies In -Force at Quarter End  OIR = Office of Insurance Regulation

   Florida Market provides continued growth  Note: Includes personal residential and excludes commercial residential business. The Florida Office of Insurance Regulation's QUASR next generation database excludes State Farm Florida Insurance Company in its dataset as of Sept. 30, 2016.FNIC rank based on Florida residential homeowners’ insurance premiums written per Florida Office of Insurance Regulation (FL OIR)  Federated National Insurance Company (FNIC) is predominantly a homeowners’ insurer in Florida and has been one of the fastest growing homeowners’ insurer in the state.All new policies are generated on a voluntary basisOne of a few selected Florida homeowners’ insurance companies appointed to write voluntary business through Allstate & GEICO Florida agentsOpportunity to increase FNIC’s market share through partnership with 2500+ agentsOpportunity to further increase our market presence through Monarch National insurance productsFNIC’s ranking has increased to 3rd largest insurance company in Florida as of September 20, 2016FNIC has achieved its growth by winning the business at the point of sale when our partner insurance agents decide which carrier to entrust their clients with  10

 Diversification in Florida  11  Total Florida Policies In Force for Homeowners/Fire as of September 30, 2016 = 271,461  Federated National Insurance Company - Florida Market for Homeowners  Panhandle11.2%  North FL5.5%  Treasure Coast8.6%  Tampa / St. Pete12.5%  SW FL23.0%  Tri-County / South Florida24.2%  Central FL14.9%

 diversification  12  Federated National Insurance Company Market  Florida 306.6k Policies In Force77.7%  Alabama3.4k Polices0.9%  Louisiana12.8k Polices3.2%  South Carolina3.1k Polices0.8%  Georgia36.4k Polices9.2%  Texas32.4k Policies8.2%  Total Polices In Force for all Lines of Business as of September 30, 2016 = 394,583

 Quality Growth in FLORIDA Homeowners’ Portfolio  1-in-100 Year Probable Maximum Loss/ In-Force Premium  Note: Probable Maximum Loss modeled using average of RMS and AIR combined and assuming LT, NoSS and NoLA  Total Insured Value and Policies In-Force  13  PIF (Thousands)  TIV ($ Billions)

 Robust claims capabilities and tenured staff  40 field adjusters covering the entire state of Florida and 45 onsite (desk) adjusters; 12 claims managers and supervisors; in-house litigation manager supported by eight litigation adjusters; all of whom are fully licensed in all of the states in which we write businessAverage experience is over 10 yearsLong tenure with Federated National; many of our homeowners’ management team and adjusting staff served the company during the storms of 2004 and 2005Training and knowledge is promoted and enhanced through on and off-site education  24/7 new claims reporting capacity with immediate emergency response available when warrantedLong-standing relationships with water remediation companies, emergency services providers and loss causation analysts that provide rapid mitigation of damages and exceptional customer service  Owns 1/3 of Southeast Catastrophe Consulting Company, an independent catastrophe claims adjusterDedicated catastrophe adjusters available to Federated National & Monarch National as neededAll data and systems functionality are integrated and backed-up through a remote cloud-based computing system  14  In-House ClaimsAdjuster  Strategic AllianceWith CatastropheAdjuster  Efficient ClaimsResponse

 Strong Catastrophe reinsurance  2016 – 2017 Excess of Loss Catastrophe Reinsurance HighlightsApproximately $2.22 billion of aggregate coverage with maximum single event coverage of approximately $1.58 billion75+ reinsurance partners, all of which are rated “A-” or higher by A.M. Best or fully collateralized Quota share of 10% of $200 million aggregate coverage on two events with maximum single event coverage of 10% of $100 millionA retention of $18.45 million pre-tax retention on first event with losses above $100 million. First event coverage extends to $1.58 billion All private market layers have prepaid automatic reinstatement premium protection (“RPP”) and a cascading, drop down featureMultiple year protection was obtained for the period of July 2016 – June 2018. The amount of multiple year protection varies by individual excess of loss layer  15  Federated National has full indemnity reinsurance with highly rated reinsurers, and has maintained a business relationship with many of them for numerous years

                       Layer 6$86m xs $20.5m  Layer 5$116m xs $20.5m  Inuring FHCF Layer75% of$1,052,647,308 xs$329,149,497  Layer 4$110mxs$20.5m   InuringFHCFPrivateLayer15% of$1b xs $334m  Layer 3$200m xs $20.5m  Layer 190% of $103.5m xs $20.5m  Company Retention - $18.45 m  2016-2017 REINSURANCE STRUCTURE  Note: Layer 2 represents a private cat layer of 10% of $24m x $100m and fills in the potential gap between the exit of the multi-year Quota Share and where we are attaching layer 3 this year  $1.575bn166 YrRMSLong TermWith LossAmplification  $1.193bn100 YrRMSLong TermWith LossAmplification    Ex-FL Layer 1 $12.5m xs $8m  Company Retention - $8m    Ex-FL Layer 210% of$92.5m xs $20.5m  Ex-Florida Program  Core Program – All States  Layer 2  QS 10% of$100m xs $0    16

 Consistently innovating  17

 Experienced MANAGEMENT TEAM  An experienced management team that has a long history with Federated National and has extensive tenure in the homeowners’ insurance market in Florida  Michael Braun, Chief Executive Officer & President  Appointed Chief Executive Officer in July 2008Elected to Board in 2005Joined in 1998  Erick Fernandez, Interim Chief Financial Officer  Worked for Fortune 20, 500 and Big 4 More than 15 years of Accounting and Finance experienceJoined in 2016  Gordon Jennings, Vice President of Risk Management  Appointed Vice President of Risk Management in May 2008 Serves as President of FedNat UnderwritersJoined in 2000  Scott Fest, Vice President of Reinsurance  Previously worked for E.W. Blanch, Benfield, Collins and Guy CarpenterMore than 20 years of reinsurance experienceJoined in 2016  Melissa Shelley, Vice President Actuary  Worked for Florida Farm Bureau, USAA, and Ariel ReMore than 15 years of industry experienceJoined in 2016  C. Brian Turnau, Vice President of Claims  Worked for private practice insurance defense litigation law firms for 15 yearsMore than 13 years of industry experienceJoined in 2000  18

 Experienced MANAGEMENT TEAM  An experienced management team that has a long history with Federated National and has extensive tenure in the homeowners’ insurance market in Florida  Stephen Young, Vice President of Operations  Appointed Vice President of Operations in June 2009 More than 20 years of industry experienceJoined in 1995  Anthony Prete, Vice President of Strategy  More than 15 years of industry experiencePreviously worked at Kemper, The Hartford, Travelers, and SafecoJoined in 2015  Christopher Clouse, Vice President of Personal Lines Underwriting  Appointed Underwriting Manager in June 2010More than 25 years of industry experienceJoined in 2008   Larry Hufschmid, Vice President of Information Technology  Previously was CIO at Hull & Company Inc.28 years of industry experience and 38 years of IT experienceJoined in 2012  Tracy Wiggan, Vice President of Human Resources  Appointed as Director of Human Resources in July 2008More than 20 years experience in human resourcesJoined in 2005  19

 Financial Overview

 Statement of operations - FNHC   21  Q3-16 impacted by rate increase of 5.6%, which became effective on August 1, 2016, as well as seasonality.  Q3-16 reflects continued premiums growth in HO-FL, HO non-FL and Auto lines of business.

 Statement of operations - FNHC  22  Q3-16 total expenses (excl Losses/LAE and taxes) increase is due to faster growth in our private passenger automobile products and our non-Florida homeowners’ lines of businesses, both of which have higher commissions expense directly related to their distribution along with the unwinding of the 30% quota share as we no longer cede the commissions from the related premiums.

 Net income bridge  23

 Losses and lae  24  *Includes severe weather events (Tornados, Tropical Storm Colin, Hurricane Hermine)

 BALANCE SHEET STRENGTH  25  *Conservative Capital Structure *Reinsurance Strategy *Low risk investment portfolio  “Our commitment to protecting our policyholders and our shareholders”  (1) GAAP Shareholder Equity Includes non-controlling interest of Monarch  (1)  (1)  $ in Millions

 Shareholder value creation  26  Source: Company Filings and SNL FinancialNote: Based on GAAP financial information  BVPS excluding Non-Controlling Interest

 Investment Portfolio Holdings  Federated National Investments and Cash As of September 30, 2016$489.5 Million  27  Designed to preserve capital, maximize after-tax investment income, maintain liquidity and minimize riskUtilize outside investment managers for the fixed income and equities portfoliosAs of September 30, 2016, 99.83% of the Company’s fixed income portfolio was rated investment gradeAverage duration: 3.772 yearsComposite rating: A (S&P)Average yield: 1.516%Historical total returns on cash and investments as of September 30, 20161 Year: 3.88%2 Years: 3.13%

 INVESTMENT OPPORTUNITY    28

 CONTACT US  Company ContactsMichael Braun, Chief Executive Officer & PresidentEmail: mbraun@FedNat.com Phone: 954-308-1322Erick Fernandez, Interim Chief Financial OfficerEmail: eafernandez@FedNat.com Phone: 954-308-1341Rebecca Sanchez, Director of Corporate Affairs & Corporate SecretaryEmail: bsanchez@FedNat.com Phone: 954-308-1257  Federated National Holding Company14050 N.W. 14th StreetSuite 180Sunrise, FL 33323Tel. (954) 581-9993 / (800) 293-2532www.FedNat.com  29